UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2009

Date of Report (Date of earliest event reported):

Optimized Transportation Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53405	74-2958195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Grant Street Suite 2307 Pittsburgh, PA 15219
(Address of principal executive offices)

Registrant’s telephone number, including area code:  412-258-2260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On December 1, 2009, Optimized Transportation Management, Inc. (the “Company”) was informed by Pender Newkirk & Company, LLP (“PNC”) that PNC has decided not to stand for reelection as the Company’s independent registered certified public accountants due to the fact that the Company filed its September 30, 2009 Form 10-Q without PNC’s review and permission.

On August 7, 2009, the Company engaged PNC as independent certified public accountants for the fiscal year ending December 31, 2009.  Prior to this date, the Company had not previously consulted with PNC on items, which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) concerning any subject matter of a disagreement or reportable event with any prior independent certified public accountants engaged by the Company.

PNC has not issued any report on any of the Company’s audited financial statements.  The Company is in the process of selecting a new auditing firm, and will file an Amendment to this Form 8-K once that firm has been selected.

In accordance with Item 304(a)(1) and (a)(3):

(i)

PNC resigned.

(ii)

PNC did not issue any audited financial statements for the past two (2) years, and accordingly did not issue any adverse opinion or disclaimer of opinion or otherwise qualified an opinion on audited financial statements.

(iii)

PNC’s decision to resign was not based upon a recommendation or approval by the Company’s board of directors.

(iv)

For the interim period ended September 30, 2009, the Company filed a Form 10-Q, which included unaudited interim financial statements.  PNC did not approve the filing of the September 30, 2009 Form 10-Q.  The Company was not able to pay PNC their requested fees.

(v)

See the response to (iv) above.

The Company intends to engage a new independent certified public accountant in January 2010.  As previously indicated, at that time Company will file an amendment to this Form 8-K.  In addition, upon completion of review of the Company’s interim financial statements by the new independent certified public accountant, the Company will file an amendment to its previously filed Form 10-Q for the quarter ended September 30, 2009.  The Company does not believe that there will be any significant or material changes to the financial statements and other financial information presented in the previously September 30, 2009 Form 10-Q filed without the permission of PNC.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Letter from Pender Newkirk & Company, LLP dated December 1 2009 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OPTIMIZED TRANSPORTATION MANAGEMENT, INC.

Date:     December 30, 2009

By:  /s/ Kevin P. Brennan

Kevin P. Brennan

Chief Executive Officer

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